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                                                                    EXHIBIT 10.2

                              AIRCRAFT DRY LEASE

     This Lease of aircraft is made, effective as of April 1, 2000, by and
                                                     -------------
between Wyoming Associates, Inc., a corporation incorporated under the laws of
        ------------------------
the State of South Carolina, with principal offices at 961 East Main Street,
             --------------                            ---------------------
Spartanburg, SC  29302 (hereinafter referred to as "Lessor") and ESA Services,
----------------------
Inc., a corporation incorporated under the laws of the State of Delaware, with principal offices at 450 East Las Olas Blvd, Ft. Lauderdale, FL 33301
                     -------------------------------------------------
(hereinafter referred to as "Lessee").

                                   RECITALS

     The parties recite that:

     A.  Lessor owns a 1985 Canadair Challenger Model CL-600-2A-12 aircraft,
                       -------------------------------------------
Series No. 3042, and currently registered as N333GJ (hereinafter referred to as
           ----                              ------
the "Aircraft").  The Aircraft is available for use by a qualified Lessee; and

     B. Lessee desires to lease the Aircraft under such terms and conditions as are mutually satisfactory to the parties.

     The parties agree as follows:

                                  SECTION ONE
                               LEASE OF AIRCRAFT

     For One Hundred Forty-Seven Thousand Dollars and No/100 ($147,000.00) monthly, Lessor agrees to lease the Aircraft to Lessee. The Aircraft shall be delivered to Lessee at Ft. Lauderdale Hollywood International Airport in Ft.
                       ----------------------------------------------    ---
Lauderdale, Florida on April 1, 2000, at which time Lessee shall inspect the
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Aircraft to the extent deemed necessary.  Lessee shall have ten (10) flight hours following delivery of the Aircraft in which to notify Lessor in writing of any defects in the Aircraft or its equipment or accessories. If, at the end of such period, Lessor has not received such notification, it shall be conclusively presumed between the parties that Lessee

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has fully inspected the Aircraft having knowledge that it is in good condition and repair and that Lessee is satisfied with and has accepted the Aircraft in such condition and repair.

                                  SECTION TWO
                                     TERM

     This Lease shall commence on April 1, 2000 and continue for one year after
                                  -------------
said date. Thereafter, this Lease shall be automatically renewed on a month to month basis, unless sooner terminated by either party as hereinafter provided. Either party may at any time terminate this Lease upon thirty (30) days written notice to the other party, delivered personally or by certified mail, return receipt requested, at the address for said other party as set forth above.

                                 SECTION THREE
                       COMMERCIAL OPERATION RESTRICTION

     Neither Lessee nor Lessor will make the Aircraft available for hire within the meaning of the Federal Aviation Regulations. The Aircraft is to be operated strictly in accordance with 14 C.F.R. Part 91.

                                 SECTION FOUR
                                   INSURANCE

     At all times during the term of this Lease, Lessee shall cause to be carried and maintained, at Lessee's cost and expense, physical damage insurance with respect to the Aircraft in the amount set forth below:

          Aircraft Physical Damage         $12,900,000.00
          (No Deductible While
          In Motion or Not In Motion)

     At all times during the term of this Lease, Lessee shall also cause to be carried and maintained, at Lessee's cost and expense, third party aircraft liability insurance, passenger legal liability insurance, property damage liability insurance, and medical expense insurance in the amounts set forth below:

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          Combined Liability Coverage for
          Bodily Injury and Property Damage
          Including Passengers -
          Each Occurrence               $100,000,000.00

          Medical Expense Coverage -
          Each Person                   $5,000.00

     Lessee shall also bear the cost of paying any deductible amount on any policy of insurance in the event of a claim or loss.

     Any policies of insurance carried in accordance with this Lease: (i) shall name Lessor and its assignee as an additional insured; and (ii) shall contain a waiver by the underwriter thereof of any right of subrogation against Lessor; and (iii) shall provide that in respect of the interests of Lessor and its assignee, such policies of insurance shall not be invalidated by any action or inaction of Lessee or any other person and shall insure Lessor and its assignee (subject to the limits of liability and war risk exclusion set forth in such policies) regardless of any breach or any violation of any warranty, declarations or conditions contained in such policies by Lessee or any other person; and (iv) shall provide that if the insurers cancel insurance for any reason whatsoever, or the same is allowed to lapse for non-payment of premium, or if there is any material change in policy terms and conditions, such a cancellation, lapse or change shall not be effective as to Lessor. Each liability policy shall be primary without right of contribution from any other insurance which is carried by Lessee or Lessor and shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

     Lessee shall submit this Lease for approval to the insurance carrier for each policy of insurance on the Aircraft. Lessee shall arrange for a Certificate of Insurance evidencing appropriate coverage as to the Aircraft and the satisfaction of the requirements set forth above to be given by its insurance carriers to Lessor.

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                                 SECTION FIVE
                              RESTRICTIONS ON USE

     Lessee may operate the Aircraft only for the purposes and within the geographical limits set forth in the insurance policy or policies obtained in compliance with Section Four of this Lease. The Aircraft shall be operated at all times in accordance with the flight manual and all manufacturer's suggested operating procedures. Furthermore, Lessee shall not use the Aircraft in violation of any foreign, federal, state, territorial, or municipal law or regulation and shall be solely responsible for any fines, penalties, or forfeitures occasioned by any violation by Lessee. If such fines or penalties are imposed on Lessor and are paid by Lessor, Lessee shall reimburse Lessor for the amount thereof within thirty (30) days of receipt by Lessee of written demand from Lessor. Lessee will not base the Aircraft, or permit it to be based, outside the limits of the United States of America, without the written consent of Lessor and its assignee.

     The Aircraft shall be flown only by certificated and qualified pilots and shall be maintained only by certificated and qualified mechanics. In the event the insurance on the Aircraft would be invalidated because Lessee is unable to obtain certificated and qualified pilots and mechanics, Lessee shall not operate the Aircraft until such time as certificated and qualified pilots and mechanics are obtained and insurance on the Aircraft is made valid.

     Lessee will not directly or indirectly create, incur, assume or suffer to exist any lien on or with respect to the Aircraft. Lessee will promptly, at its own expense, take such action as may be necessary to discharge any lien not excepted above if the same shall arise at any time.

                                  SECTION SIX
                             INSPECTION BY LESSOR

     Lessee agrees to permit Lessor or any authorized agent to inspect the Aircraft at any reasonable time and to furnish any information in respect to the Aircraft and its use that Lessor may reasonably request.

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                                 SECTION SEVEN
                                  ALTERATIONS

     Except in accordance with other written agreements entered into subsequent to the date of this Lease between Lessee and Lessor regarding maintenance of the Aircraft, Lessee shall not have the right to alter, modify, or make additions or improvements to the Aircraft without the written permission of Lessor. All such alterations, modifications, additions, and improvements as are so made shall become the property of Lessor and shall be subject to all of the terms of this Lease.

                                 SECTION EIGHT
                            MAINTENANCE AND REPAIR

     Lessee, at Lessee's own cost and expense, shall repair and maintain the Aircraft during the term of this Lease so as to keep it in as good and safe operating condition as when delivered by Lessor to Lessee, ordinary wear and tear from use and ordinary deterioration excepted. Lessee shall pay all costs and expenses of new parts and accessories for replacement, including transportation charges thereon. Lessee shall be entitled to any and all salvage from broken or worn out parts. The workmen who inspect, maintain, and repair the Aircraft on Lessee's behalf shall not be employees of Lessor, but shall at all times be employees of Lessee or independent contractors, and Lessor shall have no control or authority to direct, employ, discharge or pay compensation to such employees. Subject to the foregoing limitations, Lessee agrees to indemnify Lessor against any liability arising from the negligent repair and maintenance of the Aircraft, and also against any claim or liability arising out of the repair work, and the delivery of material to and from the place where such repair and maintenance work is performed.

     All inspections, repairs, modifications, maintenance, and overhaul work to be accomplished by Lessee shall be performed by personnel certificated to perform such work and shall be performed in accordance with the standards set by the Federal Aviation Regulations.

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Lessee shall maintain all log books and records pertaining to the Aircraft during the term of this Lease in accordance with the Federal Aviation Regulations. Such records shall be made available for examination by Lessor, and Lessee, at the termination of this Lease, shall deliver such records to Lessor.

                                 SECTION NINE
                                     TITLE

     The registration of and title to the Aircraft shall be in the name of the Lessor, and the Aircraft, at all times during the term of this Lease or any extension, shall bear United States registration markings. All responsibility and obligations in regard to the operation of the Aircraft as above owned, registered, and marked shall be borne by Lessee during the term of this Lease.

                                  SECTION TEN
                               PAYMENT OF TAXES

     Lessee shall pay or cause to be paid all taxes incurred by reason of ownership of the Aircraft during the term of this Lease, including personal property taxes. Lessee shall pay all taxes associated with Lessee's use of the Aircraft on Lessee's own business, including landing fees, fuel taxes, and any other taxes or fees which may be assessed against a specific flight by Lessee.

                                SECTION ELEVEN
                                  ASSIGNMENT

     Lessee shall not assign this Lease or any interest in the Aircraft, or sublet the Aircraft, without prior written consent of Lessor. Subject to the foregoing, this Lease inures to the benefit of, and is binding on, the heirs, legal representatives, successors, and assigns of the parties.

                                SECTION TWELVE
                              ACCIDENT AND CLAIM

     Lessee shall immediately notify Lessor of each accident involving the Aircraft, which notification shall specify the time, place, and nature of the accident or damage, the names and

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addresses of parties involved, persons injured, witnesses, and owners of properties damaged, and such other information as may be known. Lessee shall advise Lessor of all correspondence, papers, notices, and documents whatsoever received by Lessee in connection with any claim or demand involving or relating to the Aircraft or its operation, and shall aid in any investigation instituted by Lessor and in the recovery of damages from third persons liable therefor.

                               SECTION THIRTEEN
                         RETURN OF AIRCRAFT TO LESSOR

     On the termination of this Lease by expiration or otherwise, Lessee shall return the Aircraft to Lessor at Spartanburg Downtown Airport in Spartanburg,
                                 ----------------------------    -----------
South Carolina, in as good operating condition and appearance as when received,
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ordinary wear, tear and deterioration excepted, and shall indemnify Lessor against any claim for loss or damage occurring prior to the actual physical delivery of the Aircraft to Lessor.

                               SECTION FOURTEEN
                           MODIFICATION OF AGREEMENT

     This Lease constitutes the entire understanding between the parties, and any change or modification must be in writing and signed by both parties.

                                SECTION FIFTEEN
                                 GOVERNING LAW

     This Lease is entered into under, and is to be construed in accordance with, the laws of the State of South Carolina.
                               --------------

                                SECTION SIXTEEN
                          TRUTH IN LEASING STATEMENT

     THE AIRCRAFT, A 1985 CANADAIR CHALLENGER, MODEL CO-600-2A-12,
                     --------------------------------------------
MANUFACTURER'S SERIAL NO. 3042, CURRENTLY REGISTERED WITH THE FEDERAL AVIATION
                          ----
ADMINISTRATION AS N333GJ, HAS BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91
                  ------
DURING THE 12 MONTH PERIOD PRECEDING THE DATE OF THIS LEASE.

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     THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91 FOR
OPERATIONS TO BE CONDUCTED UNDER THIS LEASE. DURING THE DURATION OF THIS LEASE, ESA SERVICES, INC., 450 EAST LAS OLAS BOULEVARD, FT. LAUDERDALE, FLORIDA 33301,
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IS CONSIDERED RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT UNDER THIS
LEASE.

     AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.

     THE "INSTRUCTIONS FOR COMPLIANCE WITH TRUTH IN LEASING REQUIREMENTS" ATTACHED HERETO ARE INCORPORATED HEREIN BY REFERENCE.

     I, THE UNDERSIGNED GEORGE D. JOHNSON, JR. AS PRESIDENT OF ESA SERVICES,
                                                               -------------
INC., 450 EAST LAS OLAS BOULEVARD, FT. LAUDERDALE, FLORIDA 33301, CERTIFY THAT I
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AM RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT AND THAT I UNDERSTAND MY
RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

     IN WITNESS WHEREOF, the parties have executed this Lease.

WYOMING ASSOCIATES, INC.


/s/ Dan C. Breeden, Jr.                    4/1/2000
-----------------------------------        --------------------------
DAN C. BREEDEN, JR., Vice President        Date and Time of Execution


ESA SERVICES, INC.
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/s/ George D. Johnson, Jr.                 4/1/2000
-----------------------------------        --------------------------
GEORGE D. JOHNSON, JR.                     Date and Time of Execution
President

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                        INSTRUTIONS FOR COMPLIANCE WITH
                        "TRUTH IN LEASING" REQUIREMENTS


          1. Mail a copy of the lease agreement to the following address via certified mail, return receipt requested, immediately upon execution of the agreement (14 C.F.R. requires that the copy be sent within twenty-four hours after it is signed):

                    Federal Aviation Administration
                    Aircraft Registration Branch
                    ATTN:  Technical Section
                    P.O. Box 25724
                    Oklahoma City, Oklahoma  73125

          2. Telephone the nearest Flight Standards District Office at least forty-eight hours prior to the first flight under this lease agreement.

          3.   Carry a copy of the lease agreement in the aircraft at all times.

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